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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2001
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                           TRANS WORLD AIRLINES, INC.
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             (Exact name of registrant as specified in its charter)


               Delaware                                          43-1145889
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(State of other jurisdiction of incorporation)     (IRS Employer Identification Number)


                                     1-7815
                            ------------------------
                            (Commission File Number)


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 One City Centre, 515 N. Sixth Street, St. Louis, Missouri                 63101
          (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (314) 589-3000
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Item 5.  Other Events.

         As previously reported on its Form 8-K Current Reports filed on January 17, February 1 and March 28, 2001, Trans World Airlines, Inc. (the "Company") and 26 of its direct and indirect wholly-owned subsidiaries (collectively "TWA") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court")on January 10, 2001.

         On January 7, 2001, prior to TWA's bankruptcy filing, the American Stock Exchange ("AMEX") halted trading of the Company's common stock. Subsequently, the Company received notice from the AMEX Staff stating that the Company no longer satisfied AMEX's continued listing guidelines for its common stock and as a result, the AMEX would petition the Securities and Exchange Commission to delist the Company's Common Stock.

         On March 12, 2001, pursuant to Section 363 of the Bankruptcy Code, the Bankruptcy Court approved the sale of substantially all of TWA's assets to American Airlines, Inc. ("American") in accordance with the terms of the Amended and Restated Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of February 28, 2001 and as amended on March 9, 2001, by and between the Company and American. As previously reported in the Company's filings of January 17, 2001 and March 28, 2001, it is anticipated that after consummating the transactions contemplated by the Asset Purchase Agreement, TWA will liquidate its remaining assets and distribute the proceeds to its creditors and that no proceeds will be available for distribution to any holders of the Company's equity securities, including the Company's Common Stock and its three series of Preferred Stock.

         Prior to filing for bankruptcy, the Company had complied with its filing obligations under the Securities Exchange Act. The Company has been unable to prepare audited financial reports for 2000, and it has been unable to prepare, and does not intend to file, its Form 10-K for the fiscal year ended 2000.

         On March 29, 2001, as part of the bankruptcy proceeding, TWA filed its monthly operating reports for January, 2001 and February, 2001 with the Office of the U.S. Trustee, and the Company hereby files such bankruptcy monthly operating reports as Exhibit 99.1 and Exhibit 99.2, respectively. The Company anticipates that all future financial reports that are required to be filed with the Bankruptcy Court will be filed under cover of Form 8-K within fifteen days after such reports are required to be filed with the Bankruptcy Court. The Company will continue to report, under cover of Form 8-K, material developments with respect to the availability of proceeds for holders of its Common Stock and its three series of Preferred Stock on its Form 8-K Current Reports.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             See the Index to Exhibits attached hereto.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized to execute this report.

                                  TRANS WORLD AIRLINES, INC.
                                  (Registrant)


Dated: April 2, 2001              By:  /s/ Michael J. Palumbo
                                     --------------------------------
                                       Executive Vice President and
                                       Chief Financial Officer
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                                Index to Exhibits


Exhibit
Number
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99.1     Monthly operating report for January 2001

99.2     Monthly operating report for February 2001